UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2014

AMERILITHIUM CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-155059	61-1604254
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

871 Coronado Center Drive, Suite 200

Henderson, NV 89052

 (Address of principal executive offices)

(702) 583-7790

(Registrant’s telephone number, including area code)

[  ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 40.13e-4(c))

Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

Subsequent to the original filing of Amerilithium Corp’s (the “Company”) Form 10-Q for the period ending September 30, 2013, the Company brought to the attention of its independent registered public accounting firm a potential misstatement in the Company’s financial statements contained in its quarterly reports for the third quarter of 2013. On January 13, 2014, the Company’s board of directors (the “Board”) and chief executive officer, after consultation with Company’s independent registered public accounting firm, concluded that the unaudited financial statements for the period ended September 30, 2013, filed in a quarterly report on Form 10-Q with the Securities and Exchange Commission (the “SEC”) on November 19, 2013, contained material misstatements pertaining to the accounting treatment with respect to the recording of certain convertible promissory notes issued by the Company.

The following tables represent the effects of the restated statements for the quarter ended September 30, 2013:

Balance Sheet
	September 30, 2013 As Filed	Adjustments	September 30, 2013 (Restated)
LIABILITIES AND STOCKHOLDERS' DEFICIT
Convertible notes net of discount-current	$170,480	$207,532	$378,012
Total current liabilities	$274,690	$207,532	$482,222
Total liabilities	$327,482	$207,532	$535,014
218,380,512 and 117,458,776 shares issued and outstanding	$212,381	$6,000	$218,381
Additional paid-in capital	$11,127,847	$21,789	$11,149,636
Stock payable	$27,884	$(27,789)	$95
Accumulated deficit during the development stage	$(8,140,715)	$(207,532)	$(8,348,247)
Total stockholders’ equity	$3,227,397	$(207,532)	$3,019,865

Statements of Operations for the Three Months ended September 30, 2013:

	Three months ended September 30, 2013 As Filed	Adjustments	Three months ended September 30, 2013 (Restated)
Professional fees	$64,984	$75,000	$139,984
Total operating expense	$1,750,152	$75,000	$1,825,152
Loss from operations	$(1,750,152)	$(75,000)	$(1,825,152)
Interest expense	$42,672	$(217,876)	$(175,204)
Total other expenses	$42,672	$(217,876)	$(175,204)
Net loss	$(1,707,480)	$(292,876)	$(2,000,356)

Statements of Operations for the Nine Months ended September 30, 2013:

	Nine months ended September 30, 2013 As Filed	Adjustments	Nine months ended September 30, 2013 (Restated)
Professional fees	$221,719	$75,000	$296,719
Total operating expense	$2,079,522	$75,000	$2,154,522
Loss from operations	$(2,079,522)	$(75,000)	$(2,154,522)
Interest expense	$248,601	$132,532	$381,133
Total other expenses	$248,601	$132,532	$381,133
Net loss	$(2,328,123)	$(207,532)	$(2,535,655)

Statement of Operations from inception (February 2, 2004) through September 30, 2013:

	From inception (February 2, 2004) through September 30, 2013 As filed	Adjustments	From inception (February 2, 2004) through September 30, 2013 (Restated)
Professional fees	$1,347,370	$75,000	$1,422,370
Total operating expense	$7,034,622	$75,000	$7,109,622
Loss from operations	$(7,034,622)	$(75,000)	$(7,109,622)
Interest expense	$1,106,093	$132,532	$1,238,625
Total other expenses	$1,106,093	$132,532	$1,238,625
Net loss	$(8,140,715)	$(207,532)	$(8,348,247)

Statements of Cash Flows for the Nine Months Ended September 30, 2013:

	Nine months ended September 30, 2013 As Filed	Adjustments	Nine months ended September 30, 2013 (Restated)
Net loss	$(2,328,123)	$(207,532)	$(2,535,655)
Professional fees settled with convertible notes payable	$-	$75,000	$75,000
Amortization of debt discount	$119,420	$132,532	$251,952

Statement of Cash Flows from inception (February 2, 2004) through September 30, 2013:

	From inception (February 2, 2004) through September 30, 2013 As filed	Adjustments	From inception (February 2, 2004) through September 30, 2013 (Restated)
Net loss	$(8,140,715)	$(207,532)	$(8,348,247)
Shares issued for services	$591,357	$(100)	$591,257
Professional fees settled with convertible notes payable	$-	$75,000	$75,000
Amortization of debt discount	$(170,863)	$133,594	$(37,269)
Depreciation and amortization	$5,203	$(962)	$4,241

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERILITHIUM CORP.

Dated: January 21, 2014	By:	/s/ Matthew Worrall
Name: Matthew Worrall
Title: Chief Executive Officer